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Safe Harbor Statement Certain statements contained in this presentation regarding R.H. Donnelley's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "will," "anticipate," "should," "planned," "estimated," "projected," "forecasted" (or the symbols "E" "G" or "P"), "potential," "goal," "outlook," and similar expressions, as they relate to R.H. Donnelley or its management, have been used to identify such forward-looking statements. Regardless of any identifying phrases, these statements and all other forward-looking statements reflect only R.H. Donnelley's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause R.H. Donnelley's actual operating results, performance or business plans or prospects to differ from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies are described in detail in Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and the Company's Form 10-Q for the period ended September 30, 2004, as well as the Company's other periodic filings with the Securities and Exchange Commission, and in summary and without limitation include the following: (1) our ability to meet our substantial debt service obligations; (2) restrictive covenants under the terms of our debt and convertible preferred stock agreements; (3) usage of print yellow pages directories and changes in technology; (4) competition in the yellow pages industry and other competitive media; (5) our ability to successfully integrate the business recently acquired from SBC; (6) reliance on and extension of credit to small- and medium- sized businesses; (7) dependence on third party providers of printing, distribution and delivery services and the sale of advertising to national accounts; (8) general economic conditions and consumer sentiment in our markets; and (9) fluctuations in the price and availability of paper. During this presentation, we will also refer to certain non-GAAP financial measures. You can find additional information about these measures and a reconciliation between these measures and the comparable GAAP measures in the Appendices to this presentation, as well as pertinent information about these measures in our Current Report on Form 8-K filed with the SEC on February 24, 2005, which is available on our web site under "Investor Information," "SEC Filings."

Company Overview PF 2004 Publication Geographic Brand Sales Directories Distribution Advertisers Coverage Sprint $567 million 260 18 million 160,000 18 states SBC $463 million 129 10 million 100,000 IL, IN Total $1,030 million 389 28 million 260,000 19 states www.bestREDyp.com www.CHICAGOLANDYP.COM

Stock Up 48% After 36% Gain in 2003 2004 Accomplishments Completed $1.4 billion SBC acquisition in Illinois Sprint sales growth strongest in three years Adjusted pro forma revenue exceeded $1 billion Exceeded cash flow targets Launched new online city guides and digital products

Shareholder Value Creation Indexed Stock Performance July 1, 1998 to February 18, 2005 RHD Stock Has Significantly Outperformed Key Market Indices

Investment Highlights Essential resource for people ready to buy Strong ROI to diverse customer base Strong brands and leading market position Yellow Pages Industry Local Advertising Powerhouse Incumbent Publisher Advantage Unique and diverse management team Proven track record of performance excellence RHD's DNA Positioned to leverage core competencies into digital opportunities Local Commercial Search Opportunities Visible recurring revenue High free cash flow conversion Leveraged equity return Financial Performance and Characteristics Attractive Investment Opportunity

Designed to Build Product / Brand Awareness for Passive Audience Interruptive / Intrusive Advertising Many Wasted Impressions Provides direction on "Where to Buy it" for Active Consumers with a Need Permission-Based Advertising Every Reference is Relevant Directional vs. Creative Media Creates Desire Creative Media Where Do I Buy It? Directional Media Do I Need A New Car?

People "Ready to Buy" Drive Usage Life Events College New Job Marriage New Home Baby Travel Retirement Emergencies Newly Created Needs for Products & Services Where Do I Buy It? Married 18-24 year olds among heaviest users Approximately 15 billion print yellow pages references annually 75% of U.S. adults use print yellow pages each month 86% of yellow pages users intend to make a purchase Source: YPIMA 2004 Industry Usage Study; CRM Associates

Strong Value Proposition Yellow Pages Internet Newspapers Web Magazines Television Avg Sales 51 37 33 19 16 9 Internet Yellow Pages Newspapers Magazines Radio Television Avg Sales 5 9 19 29 57 66 Source: CRM Associates Average Sales Return On Investment Cost Per Buyer Influenced

Substantial Recurring Revenue Source: YPIMA, Industry Forecast January 2002 Yellow Page Publishers, 2000 Benchmarking Study - High Recurring Revenue - - High Customer Retention - - Primary Advertising Media For Many SMEs - 90+% Recurring Annual Revenue

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 8.9 9.2 9.3 9.5 9.8 10.2 10.7 11.4 12.1 13 14 14.7 14.9 14.9 15.6 Consistent Growth ($ in billions) US Directories Advertising Revenue 7.2% 3.4% 1.1% 2.2% 3.2% 4.1% 4.9% 5.8% 6.3% 6.9% 7.8% 5.2% 1.1% 0.5% 4.7% Year-over-Year Growth Source: Veronis Suhler Stevenson Communications Industry Forecast - July 2004 Stable, Predictable Growth

Incumbent Competitive Advantage Competitive Advantage "Official" Telephone Book High-Brand Recognition Long-Term Customer Relationships Broader Distribution Greater Consumer Retention More-Accurate & Robust Content Higher Product Usage

Peter J. McDonald President and Chief Operating Officer 30 Years 10 years R.H. Donnelley David C. Swanson Chairman and Chief Executive Officer 25 Years 19 years R.H. Donnelley Steven M. Blondy Senior Vice President Chief Financial Officer 9 Years 3 years R.H. Donnelley Industry Experience Background Experience Yellow Pages - All Functions (Incumbent & Independent) Yellow Pages - All Functions (Incumbent & Independent) Corporate Finance, Investment Banking Executive Management Team George F. Bednarz Vice President Corporate Planning and IT 9 Years 9 years R.H. Donnelley Operational Management Database Management Strategic Planning

Debra M. Ryan Vice President Human Resources Michael R. Boyce Vice President Marketing 20 Years 20 years R.H. Donnelley 25 Years 1 year R.H. Donnelley Industry Experience Background Experience Yellow Pages Sales & Marketing Entrepreneur - Independent and Internet Yellow Pages Executive Management Team William M. Hammack Vice President Strategy & Business Development 31 Years 31 years R.H. Donnelley Human Resources Yellow Pages Sales Robert J. Bush Vice President and General Counsel 5 Years 5 years R.H. Donnelley Legal

FY 2002 FY 2003 FY 2004 Sprint -0.03 0.012 0.027 Sales Performance Sprint Branded Markets - Eight Quarters of Improved Year-over-Year Sprint Sales Growth - - Opportunity to Improve SBC Results Following Integration - SBC Branded Markets FY 2003 FY 2004 SBC -0.034 -0.021 RHD Acquisition RHD Acquisition

Strategic Focus Build on Positive Sales Momentum in Sprint Markets Implement Proven RHD Business Process in Illinois Focus on Cash Accelerate Digital Strategies Deliver Results

Local Commercial Search Strategy Local Advertiser Relationships Local Market Usage Relevant Local Content The Digital "Sweet Spot" Objective: Get To The Digital "Sweet Spot" In Our Markets

Local Commercial Search Strategy Upgrade Technologies To Support Array Of Digital Products Goal: SMEs Trusted Source Of All Things Digital Migrate Advertiser Discussions From Sales Calls To Marketing Solutions Key Transformational Initiatives

Local Commercial Search Execution Strategy Establish the Foundation Bundled IYP sales to print advertisers Migrate print content to online platform Provide positive consumer usage experiences Build Usage Establish strategic partnerships Advertising and promotion Build consumer loyalty Introduce New Products, Services Identify and fulfill SME market needs Develop new revenue streams Increase RHD Revenue Increase Advertiser ROI Increase User Satisfaction "Whenever, Wherever, However"

People "Ready to Buy" Drive Usage Life Events College New Job Marriage New Home Baby Travel Retirement Emergencies Newly Created Needs for Products & Services Where Do I Buy It? 2004: 22 billion local commercial searches - print and online 2009: 39 billion local commercial searches - print and online Source: The Kelsey Group

Financial Overview and Investment Thesis

RHD Investment Value Proposition RHD Investment Attractive Entry Multiple Strong Cash Flow Returns Reliable and Visible Recurring Revenue

Strong Cash Flow Growth 2002 2003 2004 2005G Stock Price 29.05 29.31 39.84 59.58 Cash Flow 49.955 248.597 335 370 Wtd Avg Shares 30.298 40.4 42.1 38.7 ($ millions) (except stock price) Note: 2004 Cash Flow from Operations excludes $71.3 million federal tax refund. 2005 stock price as of February 18, 2005.

Strong Governance, Discipline & Disclosure Strong governance even relative to much larger companies Best credit rating among its peers Financial disclosure that is as good as it gets According to Moody's, RHD has... Source: Moody's - June 2004

Outdoor Radio Diverse Media Television Publishing RHD 14 13.5 13.2 11.5 9.9 9.9 Favorable EBITDA Valuation 13.5x 13.2x 14.0x 11.5x 9.9x 9.9x * RHD share price as of February 18, 2005, and FY 2005 adjusted pro forma EBITDA estimate of $575 million. See Appendix. Source: Credit Suisse First Boston. Based on 2005 estimates as of December 2004.

EBITDA minus CapEx as % of Revenue Directories Radio Outdoor Broadcast TV Newspapers 0.54 0.37 0.35 0.31 0.22 Favorable Cash Conversion Source: Deutsche Bank Securities Inc. Based on 2004 projections.

Tax Benefits Annual $196 million tax deduction through 2017 Annual cash tax savings of $78 million at 39.5% NPV of Cash Tax Savings: $717 Million or $18.52 Per Share (1) Note: Also includes other acquired SBC Intangibles providing additional cash tax savings of $145 million x 39.5% effective tax rate = $57 million in 2005 and $145 million remaining federal NOLs x 35% federal income tax rate. NPV calculated based on 8.5% discount rate. See appendix for additional detail.

* RHD share price as of February 18, 2005. Based on 2005E Free Cash Flow of $335 million. See Appendix. Diverse Media Publishing Outdoor Radio TV RHD 22.6 21.9 16.6 15.4 15.1 6.9 Favorable Free Cash Flow Multiple 22.6x 21.9x 16.6x 15.4x 15.1x 6.9x Source: Credit Suisse First Boston. Based on 2005 estimates as of December 2004. Cash Is A Fact

Fiscal Year Ending December 31 2002 2003(1) PF2004(2) Net Revenue $75 $572 $1,034 Pre-Partnership EBITDA 15 297 600 Margin % 20% 52% 58% Partnership Income 137 114 - Total EBITDA $152 $411 $600 Margin % N/M 72% 58% Historical Financial Performance ($ millions) Notes: As adjusted results. Pro forma for SBC transaction assuming 1/1/04 close and adjusted to eliminate the effects of purchase accounting. 2004 EBITDA comprised of $617 million reported on February 24, 2005, less $12 million to exclude favorable adjustments to bad debt and claims expense on SBC-branded directories recorded prior to the acquisition, less $7 million of other expenses, consisting primarily of estimated expenses not allocated to the carved out entity acquired from SBC, less $5 million incremental compensation expense had RHD adopted SFAS 123 on 1/1/04, plus $7 million of headquarters relocation expense.

Capitalization Cash $ 11 Bank Debt 2,186 3.7x Notes 1,225 2.0x Total Debt 3,411 5.7x Convertible Preferred Stock(3) 291 0.5x Market Value of Common Equity(4) 2,046 3.4x Total Enterprise Value $5,737 9.6x December 31, 2004 PF(1) Multiple of EBITDA(2) ($ in millions) Notes: Pro Forma for $283 million of incremental net debt related to the repurchase of approximately 50 percent of the RHD's convertible preferred stock on January 14, 2005. Based on normalized adjusted pro forma 2004 EBITDA of $600 million Represents estimated value upon conversion into common stock. Based on 34.3 million common shares outstanding as of 12/31/04 and share price as of 2/18/05.

Adjusted Forecast PF 2004 2005 % Change Guidance ($ in millions) Sprint Publication Sales $567 $581 2.5 % SBC Publication Sales 463 458 (1.0%) Total Publication Sales $1,030 $1,039 1.0 % Total Revenue $1,034 $1,035 Normalized EBITDA $600 $575 (1) EBITDA Margin 58% 56% Note: Reflects additional investment in the business including digital initiatives, advertising and promotion. Also includes the estimated impact of SFAS 123, which RHD will adopt in 2005 and absence of favorable adjustments to Sprint bad debt and claims expense.

Guidance (millions, except per share) Adjusted EBITDA $575 Depreciation and Amortization 90 Adjusted Operating Income $485 Interest Expense 237 Income Tax Expense 98 Adjusted Net Income(1) $150 Adjusted Wtd. Avg. Diluted Shares(2) 38.7 Adjusted EPS $3.88 2005 Forecast Notes: Before preferred dividend. Assumes conversion of preferred at beginning of period.

Guidance Actual Forecast 2004 2005 Operating Cash Flow $406 $370 Less: Tax Refunds (71) -- Normalized OCF 335 370 Less: Capital Expenditure (18) (35) Free Cash Flow $317 $335 Wtd. Avg. Diluted Shares 42.1 38.7 Expect 15% Growth in Free Cash Flow per Share (millions, except per share)

Strong Cash Flow Growth 2002 2003 2004 2005G Stock Price 29.05 29.31 39.84 59.58 Cash Flow 49.955 248.597 335 370 Wtd Avg Shares 30.298 40.4 42.1 38.7 CAGR 95% CAGR 26% ($ millions) (except stock price) Note: 2004 Cash Flow from Operations excludes $71.3 million federal tax refund. 2005 stock price as of February 18, 2005.

Appendix

Tax Benefits Sprint(1) SBC(2) Total "Asset Step-Up" $1,834 $1,111 Annual Tax Amortization $122 $74 $196 Annual Cash Tax Savings $48 $29 $78 Additional Cash Tax Savings Other Intangibles(3) $57 $57 Remaining NOL Balance (4) $51 NPV of Cash Tax Savings from Step-Ups: $717 Million or $18.52 Per Share Notes: Asset step-up based on $2,267 million purchase price less $433 million basis in assets acquired. Step-up amortized over 15 years from date of acquisition through January 2, 2018. Asset step-up based on $1,406 million purchase price less $295 million basis in assets acquired. Step-up amortized over 15 years from date of acquisition through August 31, 2019. Accelerated amortization in 2005 related to certain intangibles acquired from SBC. Results in additional cash tax savings of $145 million x 39.5% effective tax rate = $57 million. Comprised of $145 million remaining NOLs x 35% federal income tax rate. ($ millions)

Tax Normalized Free Cash Flow 2005E Free Cash Flow $335 Less: Implied Cash Taxes (1) ($98) Fully Taxed Free Cash Flow $237 Share Price (2) $59.58 Less: PV of Tax Shield (3) (4) ($18.52) Adjusted Share Price $41.06 Tax Normalized 2005E FCF Multiple 6.7x ($ millions) Notes: Based on 2005 pretax income guidance of $248 million and tax rate of 39.5%. As of February 18, 2005. Comprised of PV of tax shield from basis step-up in connection with Sprint and SBC transactions plus tax shield from NOL. Cash tax savings discounted at 8.5% Based on 2005E weighted average diluted shares of 38.7 million.

Index of Schedules Schedule 1: Reconciliation of publication sales for Sprint-branded directories to net revenue - GAAP for the year ended December 31, 2002 Schedule 2: Reconciliation of publication sales for Sprint-branded directories to net revenue - GAAP and adjusted net revenue for the year ended December 31, 2003 Schedule 3: Reconciliation of net income to EBITDA and pre-partnership EBITDA for the year ended December 31, 2002 Schedule 4: Reconciliation of net income to EBITDA and reconciliation of EBITDA to adjusted pro forma EBITDA and pre-partnership adjusted pro forma EBITDA for the year ended December 31, 2003 Schedule 5: Reconciliation of publication sales for Sprint-branded and SBC-branded directories to net revenue and adjusted pro forma net revenue for the year ended December 31, 2004 Schedule 6: Reconciliation of net income (loss) - GAAP to EBITDA and adjusted pro forma EBITDA for the year ended December 31, 2004 Schedule 7: Reconciliation of cash flow from operations to Free Cash Flow for the year ended December 31, 2004 Reconciliation of diluted shares outstanding - GAAP to diluted shares outstanding - adjusted pro forma for the year ended December 31, 2004 Schedule 8: Reconciliation of adjusted pro forma EBITDA 2004 and normalized adjusted pro forma - EBITDA 2004 to net income- GAAP and of adjusted EBITDA 2005 to net income - GAAP and of adjusted pro forma EBITDA 2004 to adjusted EBITDA 2005 Schedule 9: Reconciliation of adjusted operating income to operating income for the full year 2005 Schedule 10: Reconciliation of cash flow from operations outlook - GAAP to free cash flow outlook for the full year 2005 Schedule 11: Reconciliation of expected diluted shares outstanding - GAAP to expected diluted shares outstanding - as adjusted for the full year 2005 Schedule 12: Reconciliation of diluted earnings per share - GAAP outlook to diluted earnings per share - adjusted outlook for the full year 2005

Reconciliation of Non-GAAP Measures Schedule 1

Reconciliation of Non-GAAP Measures Schedule 2

Reconciliation of Non-GAAP Measures Schedule 3

Reconciliation of Non-GAAP Measures Schedule 4

Reconciliation of Non-GAAP Measures Schedule 5

Reconciliation of Non-GAAP Measures Schedule 6

Reconciliation of Non-GAAP Measures Schedule 7

Reconciliation of Non-GAAP Measures Schedule 8

Reconciliation of Non-GAAP Measures Schedule 9

Reconciliation of Non-GAAP Measures Schedule 10

Reconciliation of Non-GAAP Measures Schedule 11

Reconciliation of Non-GAAP Measures Schedule 12

Notes: 1. Publishing revenue is recognized using the deferral and amortization method of accounting. Under this method, when a directory is published, the publication sales value is deferred and amortized into the income statement ratably over the life of the directory, which is typically 12 months. 2. As a result of the SBC transaction and the related financing and associated accounting, 2004 results reported in accordance with GAAP are not comparable, nor do they reflect the Company's underlying operational or financial performance. Accordingly, management is presenting certain non-GAAP financial measures in addition to results reported in accordance with GAAP in order to better communicate underlying operational and financial performance for 2004. Adjusted pro forma results reflect the combination of RHD with the SBC directory business in Illinois and Northwest Indiana as if the transaction had been consummated at the beginning of each year presented and certain other adjustments. The pro forma results assume that the appropriate pro rata portion of the revenues and direct costs of directories acquired from SBC that published prior to the acquisition plus, in the case of 2004 adjusted pro forma results, all September 2004 directories were recognized during the period pursuant to the deferral and amortization method. As a result of purchase accounting, these pre-acquisition revenues and expenses are not included in reported GAAP results. For the periods prior to the actual acquisition date of September 1, 2004, pro forma interest expense assumes the transaction occurred on January 1, 2004 and is based on the incremental debt actually incurred at the time of the acquisition and the interest rate in effect at the time of the acquisition with no assumption for additional debt repayments. Additionally, the cost uplift reported under GAAP to eliminate profit on sales contracts completed before the acquisition date for directories not yet published at the acquisition date has also been removed. Reconciliation of Non-GAAP Measures

Notes (cont): 3. As a result of the Sprint transaction and the related financing and associated accounting, 2004 and 2003 results reported in accordance with GAAP are not comparable, nor do they reflect the Company's underlying operational or financial performance. Accordingly, management is presenting certain non-GAAP financial measures in addition to results reported in accordance with GAAP in order to better communicate underlying operational and financial performance and to facilitate comparison of adjusted 2004 performance with adjusted 2003 results. Adjusted results reflect the elimination of purchase accounting and certain other adjustments. The 2004 and 2003 adjusted results assume that the appropriate pro rata portion of the revenue and direct costs of directories acquired from Sprint that published prior to the acquisition plus all January 2003 Sprint directories were recognized during the period pursuant to the deferral and amortization method. As a result of purchase accounting, these pre- acquisition revenues and expenses are not included in reported GAAP results. Additionally, the cost uplift reported under GAAP to eliminate profit on sales contracts completed before the acquisition date for directories not yet published at the acquisition date has also been removed. 4. Adjusted pro forma results for 2004 exclude the entire preferred dividend because the adjusted pro forma results assume the preferred shares were completely converted to common shares at the beginning of the period and therefore no dividends would have been payable. 5. On an adjusted basis, diluted EPS are calculated as net income (loss) divided by the weighted average diluted shares outstanding for the period assuming the preferred stock was converted to common stock at the beginning of the period. 6. Publication sales represent the billable value of advertising sales in directories that published during the period. If events occur during the current period that affect the comparability of sales to the prior year period, such as changes in directory publication dates, then prior year sales are adjusted to conform to the current period presentation and to maintain comparability. Reconciliation of Non-GAAP Measures

Notes (cont): 7. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted pro forma EBITDA represents adjusted pro forma earnings before interest, taxes, depreciation and amortization. EBITDA and Adjusted pro forma EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income or net income prepared in conformity with GAAP. In addition, EBITDA may not be comparable to similarly titled measures of other companies. Reconciliation of Non-GAAP Measures

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